SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 10, 2009

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed.  Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 3 - Securities and Trading Markets

Item 3.02 - Unregistered Sale of Equity Securities.

On July 10, 2009, Broadwood Partners, L.P. and George Karfunkel each elected to purchase an additional 1,100,000 BioTime common shares and 1,100,000 stock purchase warrants under the terms of their May 2009 stock and warrant purchase agreements.  BioTime received $4,000,000 for the sale of the additional shares and warrants.  The warrants entitle the investors to purchase additional common shares at an exercise price of $2.00 per share.  The warrants will expire on October 31, 2010 and may not be exercised after that date.

We may redeem the warrants by paying $.01 per warrant if the closing price of our common shares on any national securities exchange or the Nasdaq Stock Market exceeds 200% of the exercise price of the warrants for any 20 consecutive trading days.  The redemption date will abate, if the closing price or average bid price of our common shares does not equal or exceed 120% of the exercise price of the warrants on the redemption date and each of the five trading days immediately preceding the redemption date.  However, we will have the right to redeem the warrants at a future date if the market price of the common shares again exceeds 200% of the exercise price for 20 consecutive trading days, as described above.  In addition, we may not redeem the warrants unless a registration statement with respect to the warrants and underlying common shares is effective under the Securities Act.

The shares and warrants were sold in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  We have agreed to file a registration statement after July 14, 2009 to register the warrants, and shares issuable upon the exercise of the warrants, for sale under the Securities Act, subject to certain limitations.  We have also agreed to file a registration statement after May 15, 2010 to register the common shares purchased by the investors, or to permit the investors to include the common shares in any future registration statements that we may file after that date, subject to certain limitations.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release Dated July 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: July 13, 2009	By /s/ Steven A. Seinberg
Chief Financial Officer

Exhibit Number	Description

99.1	Press Release Dated July 13, 2009